ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


                       $614,092,000 (APPROXIMATE BALANCE)       JANUARY 22, 2002
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-C1

APPROXIMATE SECURITIES STRUCTURE:

                                   APPROXIMATE   EXPECTED CREDIT       EXPECTED          EXPECTED
                EXPECTED RATING   FACE/NOTIONAL      SUPPORT       WEIGHTED AVERAGE       PAYMENT
    CLASS        MOODY'S / S&P     AMOUNT (MM)     (% OF UPB)      LIFE (YEARS) (a)     WINDOW (a)
------------------------------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
------------------------------------------------------------------------------------------------------
  A-1              Aaa / AAA             $146.4      22.500%              5.70         03/02 - 03/11
  A-2              Aaa / AAA              403.8      22.500               9.47         03/11 - 11/11
  B                Aa2 / AA                29.3      18.375               9.73         11/11 - 11/11
  C                Aa3 / AA-                9.8      17.000               9.73         11/11 - 11/11
  D                 A2 / A                 16.0      14.750               9.73         11/11 - 11/11
  E                 A3 / A-                 8.9      13.500               9.73         11/11 - 11/11
------------------------------------------------------------------------------------------------------

PRIVATELY OFFERED CLASSES (b)
------------------------------------------------------------------------------------------------------
  F               Baa1 / BBB+              12.4      11.750
  G                Baa2 / BBB              10.6      10.250
  H               Baa3 / BBB-               8.9       9.000
  J                Ba1 / BB+               14.2       7.000
  K                 Ba2 / BB               12.4       5.250
  L                Ba3 / BB-                5.3       4.500
  M                 B1 / B+                 5.3       3.750
  N                 B2 / B                  8.0       2.625
  O                 B3 / B-                 3.6       2.125
  P                 NR / NR                15.1          --
  X-1(c)           Aaa / AAA              709.9
  X-2(c)           Aaa / AAA              416.4
               TOTAL SECURITIES:         $709.9
------------------------------------------------------------------------------------------------------

(a) Calculated at 0% CPR, assuming no balloon payment extension and that ARD Loans pay in full on Anticipated Repayment Dates.
(b)      Not offered hereby.
(c)      Notional amount on interest only class.

KEY FEATURES:
Lead Managers:                             Deutsche Banc Alex. Brown
                                           Goldman, Sachs & Co.
Originators:                               GMAC Commercial Mortgage Corporation (42.04%)
                                           Goldman Sachs Mortgage Company (Archon) (31.76%)
                                           German American Capital Corporation (DB) (26.20%)
Collateral:                                108 Mortgage Loans ($709,933,417)
Master Servicer:                           GMAC Commercial Mortgage Corporation
Special Servicer:                          GMAC Commercial Mortgage Corporation
Trustee:                                   Wells Fargo Bank Minnesota, N.A.
Launch:                                    January 2002
Pricing:                                   January 2002
Closing:                                   February 2002
Cut-Off Date:                              February 1st , 5th and 15th
Distribution Date:                         15th of each month, or following business day
                                           (commencing March 15, 2002)
Payment Delay:                             14 days
ERISA Eligible:                            Classes A-1 through E are expected to be ERISA eligible
Structure:                                 Sequential pay
Day Count:                                 30/360
Tax Treatment:                             REMIC
Rated Final Distribution Date:             November 2039
Clean up Call:                             1.0%
Minimum Denominations:                     Publicly Offered Classes: $25,000 & $1
Delivery:                                  DTC for publicly offered classes


--------------------------------------------------------------------------------
COLLATERAL FACTS:
Cut-Off Date Loan Principal Balance:                               $709,933,417
Number of Mortgage Loans / Properties:                                108 / 117
Average Mortgage Loan Cut-Off Date Balance:                          $6,573,458
Weighted Average Current Mortgage Rate:                                  7.368%
Weighted Average Loan U/W DSCR (a):                                       1.37x
Weighted Average Loan Cut-Off Date LTV Ratio (a):                        72.18%
Weighted Average Remaining Term to Maturity or ARD date (months):         113.0
Weighted Average Remaining Amortization Term (months):                    342.6
Prepayment Lockout / Defeasance as % of Total:                           97.98%
Balloon Loans as % of Total                                              89.40%
Single Largest Asset as % of Total:                                       4.71%
Five Largest Assets as % of Total:                                       16.00%
Ten Largest Assets as % of Total:                                        26.64%

(a) All DSCR and LTV information presented herein is generally calculated as though any related earnout had been applied to reduce or defease the principal balance of the mortgage loan.



TEN LARGEST LOANS:
                                          CUT-OFF DATE    % BY LOAN
LOAN OR SPONSOR                              BALANCE      POOL UPB       LTV      DSCR   PROPERTY TYPE
------------------------------------------------------------------------------------------------------------
3301 South Norfolk Street                    $33,420,707     4.71%      61.89%     1.64x Industrial
Southlake Town Square                        $22,686,317     3.20       79.32      1.27  Anchored Retail
Lakewood Shopping Plaza                      $20,921,669     2.95       74.72      1.32  Anchored Retail
Boca Industrial Park                         $19,914,126     2.81       66.35      1.25  Industrial
Holmes Headquarters                          $16,680,254     2.35       68.64      1.36  Industrial
Ceabraid Multifamily Portfolio (a)           $16,066,187     2.26       79.79      1.28  Multifamily
Tempe City Center                            $15,923,653     2.24       74.93      1.30  Office
Kearney Plaza Apartments                     $15,878,678     2.24       78.78      1.21  Multifamily
2551 Broadway                                $14,968,742     2.11       59.87      1.75  Mixed Use
Mesa Grande (b)                              $14,453,426     2.04       76.47      1.28  Anchored Retail
                                             -----------     ----
TOTAL/WTD. AVG.                             $190,913,759    26.89%      71.37%     1.38X
------------------------------------------------------------------------------------------------------------

(a) Consists of two cross-collateralized loans: the $9.3 million Regency Place Apartments and the $6.8 million Pines of Vero Apartments loans.
(b) The mortgaged property also secures a companion loan with a principal balance of $14,453,426, which is not included in the trust fund.

SELECTED LOAN DATA:
                                 NUMBER OF                  LOAN POOL CUT-OFF DATE BALANCE
                                 MORTGAGED     -----------------------------------------------------------
  GEOGRAPHIC DISTRIBUTION        PROPERTIES         (MM)          % BY UPB           WTD. AVG. DSCR
----------------------------------------------------------------------------------------------------------
  California                        18             $88.1             12.41%                1.36x
  Texas                              8              76.1             10.72                 1.31
  Florida                            9              55.0              7.75                 1.29
  New Jersey                         5              49.4              6.96                 1.32
  New York                           6              43.1              6.08                 1.36
  Washington                         4              43.0              6.06                 1.56
  Arizona                            4              41.0              5.78                 1.29
  Other (a)                         63             314.1             44.24                 1.40
                                   ---             -----            ------
  TOTAL/WTD. AVG.                  117            $709.9            100.00%                1.37X
----------------------------------------------------------------------------------------------------------

(a)      Includes 24 states.

                                 NUMBER OF                  LOAN POOL CUT-OFF DATE BALANCE
                                 MORTGAGED     -----------------------------------------------------------
  PROPERTY TYPE                  PROPERTIES         (MM)          % BY UPB           WTD. AVG. DSCR
----------------------------------------------------------------------------------------------------------
  Multifamily (a)                   44             $214.8            30.25%                1.32x
  Anchored Retail                   23              158.8            22.36                 1.34
  Office                            18              127.7            17.98                 1.34
  Industrial                        17              118.1            16.64                 1.46
  Hospitality                        3               31.5             4.43                 1.73
  Unanchored Retail (b)              9               30.2             4.26                 1.23
  Mixed Use                          2               17.7             2.49                 1.68
  Land                               1               11.2             1.58                 1.03
                                   ---            -------           ------
  TOTAL/WTD. AVG.                  117             $709.9           100.00%                1.37X
----------------------------------------------------------------------------------------------------------

(a)      Includes 3 Manufactured Housing properties (1.57% of UPB).
(b)      Includes 3 Credit Tenant Lease properties (1.16% of UPB).

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

[X]  For purposes of calculating principal distributions of the certificate:

     -- Available principal will be allocated sequentially to the Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N, O, and P certificates.

     -- In case the principal balance of the Class P, O, N, M, L, K, J, H, G, F, E, D, C, and B, in that order, have been reduced to zero due to the allocation of principal losses, then Class A-1 and A-2 will be allocated principal pro-rata.

[X] Classes X-1 and X-2 will be entitled to receive payments of interest only and will not receive any payments of principal. Classes X-1 and X-2 will be entitled to payments of interest pro-rata (based on interest entitlements) with the Class A-1 and A-2 certificates each month.

[X] Each class will be subordinate to the Class A-1, A-2, X-1 and X-2 and to each class with an earlier alphabetic designation than such class. Each of the Class A-1, A-2, X-1 and X-2 certificate will be of equal priority.

[X]  All classes will pay interest on a 30/360 basis.

[X] Principal losses will be allocated in reverse alphabetical order to Class P, O, N, M, L, K, J, H, G, F, E, D, C, B, and then pro-rata to Class A-1 and A-2.

[X] The master servicer will cover net prepayment interest shortfalls on the loans provided that with respect to any loans with due dates on or preceding the related determination date the master servicer will only cover net prepayment interest shortfalls up to the master servicing fee equal to 2 basis points per annum. Net prepayment interest shortfalls (after application of prepayment interest excesses on the mortgage loans and other servicer coverage from the master servicing fee) will be allocated pro-rata (based on interest entitlements) to all regular certificate.

[X] Shortfalls resulting from master servicer and special servicer modifications, special servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes of outstanding regular certificates. Any such reduction will also have the effect of reducing the aggregate notional amount of the Class X-1 and X-2 certificates.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS (a)
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related certificate then entitled to principal distributions and the Class X-1 certificate as follows:

     [X] A percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated to each Class of the certificate then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the Class of certificate currently receiving principal over the relevant discount rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan over the discount rate.

             ---------------------  ------  ------------------------------------

             Prepayment                     (Pass-Through Rate - Discount Rate )
             Premium Allocation     =
             Percentage                     (Mortgage Rate - Discount Rate)

             ---------------------  ------  ------------------------------------

     [X] The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X-1 certificate.

     [X] In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the certificate then entitled to principal distributions relative to the Class X-1 certificate as discount rates decrease and a decrease in the allocation to such Classes as discount rates rise.

Allocation of Prepayment Premiums Example

       Discount Rate Fraction Methodology:
       Mortgage Rate                           =  8%
       Bond Class Rate                         =  6%
       Treasury Rate                           =  5%
       % of Principal Distributed to Class     =  100%


   BOND CLASS ALLOCATION                   CLASS X-1 ALLOCATION
   ------------------------------------------------------------------------

   6% - 5% x 100%  =  33 1/3%    Receives excess premiums = 66 2/3% thereof
   -------
   8% - 5%

(a) For further information regarding the allocation of prepayment premiums, refer to the Prospectus Supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (A) (B)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                        MARCH        MARCH         MARCH       MARCH        MARCH        MARCH       MARCH       MARCH
RESTRICTIONS                      2002          2003         2004         2005        2006          2007       2008         2009
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance           100.00%      100.00%        97.98%      97.98%       97.11%       99.35%      98.44%      99.31%
(greater than) of YM or 1%          0.00         0.00          2.02        2.02         2.03         0.65        0.65        0.69
Open                                0.00         0.00          0.00        0.00         0.86         0.00        0.91        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             100.00%      100.00%       100.00%     100.00%      100.00%      100.00%     100.00%     100.00%
Balance of Mortgage Loans ($mm)   709.93       703.55        696.40      688.56       679.96       653.18      643.40      604.09
% OF CUTOFF BALANCE               100.00%       99.10%        98.09%      96.99%       95.78%       92.01%      90.63%      85.09%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                        MARCH        MARCH         MARCH       MARCH        MARCH        MARCH       MARCH       MARCH
RESTRICTIONS                      2010          2011         2012         2013        2014          2015       2016         2017
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance            99.31%       84.66%        40.84%     100.00%      100.00%      100.00%     100.00%     100.00%
(greater than) of YM or 1%          0.69         0.00          0.00        0.00         0.00         0.00        0.00        0.00
Open                                0.00        15.34         59.16        0.00         0.00         0.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             100.00%      100.00%       100.00%     100.00%      100.00%      100.00%     100.00%     100.00%
Balance of Mortgage Loans ($mm)   593.21       572.53         14.25        5.44         5.03         4.59        4.11        3.60
% OF CUTOFF BALANCE                83.56%       80.65%         2.01%       0.77%        0.71%        0.65%       0.58%       0.51%
------------------------------------------------------------------------------------------------------------------------------------

(a)    Table calculated using modeling assumptions.
(b)    Differences in totals may exist due to rounding.



--------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (IN YEARS)

  (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE PERIOD AND YIELD
               MAINTENANCE PERIOD THEN RUN AT THE INDICATED CPRS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         PREPAYMENT ASSUMPTIONS (CPR)
         0% CPR       25% CPR      50% CPR      75% CPR        100% CPR
--------------------------------------------------------------------------------
A-1       5.70         5.69         5.69         5.67            5.60
A-2       9.47         9.46         9.45         9.43            9.27
B         9.73         9.73         9.73         9.68            9.48
C         9.73         9.73         9.73         9.73            9.48
D         9.73         9.73         9.73         9.73            9.55
E         9.73         9.73         9.73         9.73            9.57
--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION OF CUT-OFF DATE BALANCES
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                        PERCENTAGE                                              AVERAGE    WEIGHTED
                                                            OF                                    WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                   AGGREGATE                     WEIGHTED     AVERAGE      TERM TO    CUT-OFF
 RANGE OF CUT-OFF DATE      MORTGAGE    CUT-OFF DATE     CUT-OFF    AVERAGE CUT-OFF    AVERAGE    MORTGAGE     MATURITY    DATE LTV
 BALANCES ($)                 LOANS        BALANCE     DATE BALANCE   DATE BALANCE      DSCR        RATE         (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
1,397,128 -1,999,999           11       $18,639,971       2.63%        $1,694,543        1.43x      7.364%       111.3      68.93%
2,000,000 - 2,999,999          20        51,084,207       7.20          2,554,210        1.29       7.419        123.1      73.84
3,000,000 - 3,999,999          16        56,424,440       7.95          3,526,528        1.32       7.287        121.2      73.84
4,000,000 - 4,999,999          12        54,611,953       7.69          4,550,996        1.38       7.290        115.0      73.25
5,000,000 - 6,999,999          10        63,052,624       8.88          6,305,262        1.39       7.450        104.9      74.97
7,000,000 - 9,999,999          18       157,911,272      22.24          8,772,848        1.40       7.338        107.1      71.46
10,000,000 - 14,999,999        14       162,783,546      22.93         11,627,396        1.38       7.321        114.5      71.66
15,000,000 - 19,999,999         4        68,396,710       9.63         17,099,178        1.28       7.473        113.0      71.79
20,000,000 - 29,999,999         2        43,607,986       6.14         21,803,993        1.29       7.408        114.5      77.11
30,000,000 - 33,420,707         1        33,420,707       4.71         33,420,707        1.64       7.500        116.0      61.89
                              ---      ------------     ------

TOTAL/WTD. AVG.               108      $709,933,417     100.00%        $6,573,458        1.37x      7.368%       113.0      72.18%
                              ===      ============     =======

------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE (a)
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                  PERCENTAGE                                    WEIGHTED     REMAINING     AVERAGE
                      NUMBER OF                  OF AGGREGATE                       WEIGHTED    AVERAGE       TERM TO      CUT-OFF
                      MORTGAGED   CUT-OFF DATE   CUT-OFF DATE   AVERAGE CUT-OFF     AVERAGE     MORTGAGE     MATURITY     DATE LTV
PROPERTY STATE        PROPERTIES     BALANCE        BALANCE       DATE BALANCE        DSCR        RATE         (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
California                18       $88,134,747       12.41%        $4,896,375         1.36x       7.360%       100.1       69.24%
Texas                      8        76,099,849       10.72          9,512,481         1.31        7.292        111.3       75.56
Florida                    9        55,017,493        7.75          6,113,055         1.29        7.265        115.0       72.68
New Jersey                 5        49,434,672        6.96          9,886,934         1.32        7.479        114.1       72.95
New York                   6        43,130,904        6.08          7,188,484         1.36        7.077        115.8       66.48
Washington                 4        43,014,876        6.06         10,753,719         1.56        7.467        115.7       65.11
Arizona                    4        41,013,282        5.78         10,253,321         1.29        7.550        106.3       75.03
Massachusetts              3        34,203,538        4.82         11,401,179         1.52        7.664        112.9       68.83
Maryland                  11        29,044,769        4.09          2,640,434         1.37        7.398        133.4       77.06
Louisiana                  4        28,373,698        4.00          7,093,425         1.45        7.365        121.7       74.95
Georgia                    5        21,281,841        3.00          4,256,368         1.30        7.411        114.7       77.47
Michigan                   4        21,016,413        2.96          5,254,103         1.32        7.744        110.2       69.88
Oregon                     3        20,918,694        2.95          6,972,898         1.23        7.162        105.3       77.18
Mississippi                3        18,663,394        2.63          6,221,131         1.36        7.351        116.2       71.93
North Carolina             3        16,815,406        2.37          5,605,135         1.39        7.207        113.1       73.92
Virginia                   3        16,348,680        2.30          5,449,560         1.68        7.478        113.3       70.49
Alabama                    2        13,348,723        1.88          6,674,361         1.33        6.819        116.5       79.23
Ohio                       2        10,474,490        1.48          5,237,245         1.33        7.275        102.5       74.84
Colorado                   2        10,404,473        1.47          5,202,237         1.51        7.476        114.9       69.80
Utah                       1         9,667,182        1.36          9,667,182         1.58        7.200        121.0       52.26
Hawaii                     1         9,581,029        1.35          9,581,029         1.28        7.250        118.0       73.08
Tennessee                  2         8,057,647        1.13          4,028,824         1.61        7.421        114.6       72.73
Nevada                     1         7,996,168        1.13          7,996,168         1.28        7.630        109.0       77.63
Wisconsin                  2         7,342,502        1.03          3,671,251         1.44        7.425        113.6       73.47
South Carolina             2         6,648,002        0.94          3,324,001         1.29        7.236        116.0       76.92
Idaho                      2         6,164,257        0.87          3,082,129         1.23        7.240        116.0       78.29
Oklahoma                   2         5,037,143        0.71          2,518,571         1.25        7.515        173.3       78.72
Montana                    2         4,606,730        0.65          2,303,365         1.52        7.103        116.6       76.19
Pennsylvania               1         2,991,130        0.42          2,991,130         1.29        7.710        115.0       73.86
Illinois                   1         2,633,924        0.37          2,633,924         1.74        7.490        114.0       69.88
Connecticut                1         2,467,762        0.35          2,467,762         1.29        7.750        115.0       74.78
                         ---       -----------      ------

TOTAL/ WTD. AVG.         117      $709,933,417      100.00%        $6,067,807         1.37X       7.368%       113.0       72.18%
                         ===      ============      =======

------------------------------------------------------------------------------------------------------------------------------------

(a) If a Mortgage Loan is secured by properties in multiple states, it is treated as multiple Mortgage Loans each of which is allocated a cut-off date balance based on the allocated loan amount.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

  WA           CO          AL           SC
6.06%        1.47%       1.88%        0.94%

  OR           OK          MI           FL
2.95%        0.71%       2.96%        7.75%

  CA           TX          OH           MA
12.41%       10.72%      1.48%        4.82%

  MT           WI          GA           CT
0.65%        1.03%       3.00%        0.35%

  ID           IL          NY           NJ
0.87%        0.37%       6.08%        6.96%

  NV           LA          PA           MD
1.13%        4.00%       0.42%        4.09%

  UT           TN          VA           HI
1.36%        1.13%       2.30%        1.35%

  AZ           MS          NC
5.78%        2.63%       2.37%

  Other (a)                  Massachusetts
    39.42%                       4.82%

  California                    Arizona
    12.41%                       5.78%

    Texas                      Washington
    10.72%                       6.06%

   Florida                      New York
    7.75%                        6.08%

  New Jersey
    9.96%

(a)  Other includes 23 states.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                   PERCENTAGE                                   WEIGHTED     REMAINING    AVERAGE
                      NUMBER OF                   OF AGGREGATE     AVERAGE        WEIGHTED       AVERAGE       TERM TO    CUT-OFF
                      MORTGAGED    CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE      AVERAGE      MORTGAGE      MATURITY     DATE LTV
PROPERTY TYPE         PROPERTIES     BALANCE         BALANCE       BALANCE          DSCR          RATE         (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
Multifamily (a)            44     $214,770,501          30.25%    $4,881,148          1.32x         7.048%      109.0         76.09%
Anchored Retail            23      158,774,357          22.36      6,903,233          1.34          7.439       112.6         74.95
Office                     18      127,675,677          17.98      7,093,093          1.34          7.570       109.5         69.54
Industrial                 17      118,138,699          16.64      6,949,335          1.46          7.526       114.9         67.18
Hospitality                 3       31,481,226           4.43     10,493,742          1.73          7.848       109.6         71.89
Unanchored Retail (b)       9       30,224,814           4.26      3,358,313          1.23          7.505       152.6         72.64
Mixed Use                   2       17,662,314           2.49      8,831,157          1.68          7.073       116.8         61.29
Land                        1       11,205,830           1.58     11,205,830          1.03          7.260       114.0         57.47
                            -                          ------

TOTAL/WTD. AVG.           117     $709,933,417         100.00%    $6,067,807          1.37X         7.368%      113.0         72.18%
                          ===     ============         =======

------------------------------------------------------------------------------------------------------------------------------------

(a) Includes three properties for a total of $11.1 million (1.57% of Aggregate Cut-Off Date Balance) that are Manufactured Housing properties.
(b) Includes three properties for a total of $8.3 million (1.16% of Aggregate Cut-Off Date Balance) that are Credit Tenant Lease properties.

Land                      Multifamily (a)
1.58%                     30.25%

Mixed Use                 Anchored Retail
2.49%                     22.36%

Unanchored                Office
Retail (b)                17.98%
4.26%
                          Industrial
Hospitality               16.64%
4.43%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                                                                                          WEIGHTED
                                                                                                           AVERAGE
                                              PERCENTAGE                                                  REMAINING      WEIGHTED
RANGE OF DEBT      NUMBER OF                 OF AGGREGATE     AVERAGE                      WEIGHTED        TERM TO        AVERAGE
SERVICE            MORTGAGE   CUT-OFF DATE   CUT-OFF DATE  CUT-OFF DATE     WEIGHTED        AVERAGE       MATURITY     CUT-OFF DATE
COVERAGE RATIOS      LOANS       BALANCE        BALANCE       BALANCE     AVERAGE DSCR   MORTGAGE RATE      (MOS)        LTV RATIO
---------------- ------------ -------------- ------------- -------------- -------------- -------------- -------------- -------------
1.00 - 1.09x (a)        2      $14,519,948        2.05%     $7,259,974         1.02x         7.358%          153.5         65.66%
1.10 - 1.19 (b)         3        7,021,774        0.99       2,340,591         1.15          7.664           191.5         77.23
1.20 - 1.29            46      292,740,263       41.23       6,363,919         1.26          7.311           108.5         75.38
1.30 - 1.39            30      201,977,090       28.45       6,732,570         1.34          7.404           114.1         72.94
1.40 - 1.49             9       40,976,292        5.77       4,552,921         1.44          7.362           105.6         73.97
1.50 - 1.59             6       40,122,172        5.65       6,687,029         1.53          7.352           116.7         64.79
1.60 - 1.69             6       64,152,158        9.04      10,692,026         1.64          7.577           113.8         65.43
1.70 - 1.79             4       36,736,154        5.17       9,184,039         1.74          7.173           115.4         63.72
1.90 - 1.99             1        9,711,626        1.37       9,711,626         1.93          7.625           111.0         70.89
2.20 - 2.29x            1        1,975,938        0.28       1,975,938         2.20          7.060           117.0         44.91
                      ---     ------------      ------

TOTAL/WTD.AVG.        108     $709,933,417      100.00%     $6,573,458         1.37X         7.368%          113.0         72.18%
                      ===     ============      =======

---------------- ------------ -------------- ------------- -------------- -------------- -------------- -------------- -------------

(a) Includes one Credit Tenant Lease loan representing 0.47% of the Aggregate Cut-Off Date Balance and one Land loan representing 1.58% of the Aggregate Cut-Off Date Balance.
(b) Includes two Credit Tenant Lease loans representing 0.70% of the Aggregate Cut-Off Date Balance.




--------------------------------------------------------------------------------
                DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE RATIOS
--------------------------------------------------------------------------------

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                              PERCENTAGE                                                   REMAINING      WEIGHTED
RANGE OF CUT-OFF    NUMBER OF                OF AGGREGATE      AVERAGE                      WEIGHTED        TERM TO        AVERAGE
DATE LOAN TO        MORTGAGE  CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE     WEIGHTED        AVERAGE       MATURITY     CUT-OFF DATE
VALUE RATIOS          LOANS      BALANCE        BALANCE        BALANCE     AVERAGE DSCR   MORTGAGE RATE      (MOS)        LTV RATIO
------------------- --------- -------------- -------------- -------------- -------------- -------------- -------------- ------------
40.00 - 49.99%          1       $1,975,938         0.28%     $1,975,938         2.20x         7.060%         117.0          44.91%
50.00 - 54.99           3       15,049,949         2.12       5,016,650         1.54          7.384          118.6          53.02
55.00 - 59.99           4       30,436,028         4.29       7,609,007         1.43          7.122          116.0          58.89
60.00 - 64.99           8       77,155,930        10.87       9,644,491         1.58          7.483          114.2          62.59
65.00 - 69.99          15      121,982,187        17.18       8,132,146         1.38          7.391          113.8          67.77
70.00 - 74.99 (a)      31      187,533,567        26.42       6,049,470         1.39          7.600          111.4          73.46
75.00 - 79.99 (b)      45      272,485,699        38.38       6,055,238         1.28          7.190          110.7          78.46
90.00 - 93.36% (c)      1        3,314,119         0.47       3,314,119         1.00          7.690          287.0          93.36
                      ---                        ------

TOTAL/WTD.AVG.        108     $709,933,417       100.00%     $6,573,458         1.37X         7.368%         113.0          72.18%
                      ===     ============       =======

------------------- --------- -------------- -------------- -------------- -------------- -------------- -------------- ------------

(a) Includes one Credit Tenant Lease loan representing 0.32% of the Aggregate Cut-Off Date Balance.
(b) Includes one Credit Tenant Lease loan representing 0.37% of the Aggregate Cut-Off Date Balance.
(c) Includes one Credit Tenant Lease loans representing 0.47% of the Aggregate Cut-Off Date Balance.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                 PERCENTAGE                                                WEIGHTED
                                                     OF                                                     AVERAGE       WEIGHTED
                                                  AGGREGATE                                  WEIGHTED      REMAINING      AVERAGE
                     NUMBER OF                     CUT-OFF       AVERAGE                     AVERAGE        TERM TO       CUT-OFF
RANGE OF MORTGAGE     MORTGAGE    CUT-OFF DATE      DATE      CUT-OFF DATE     WEIGHTED      MORTGAGE      MATURITY       DATE LTV
INTEREST RATES         LOANS         BALANCE       BALANCE       BALANCE     AVERAGE DSCR      RATE          (MOS)         RATIO
------------------- ------------- -------------- ------------ -------------- ------------- ------------- -------------- ------------
  6.5000 - 6.7499%         2       $17,960,000        2.53%    $8,980,000         1.30x         6.680%       117.0           77.97%
  6.7500 - 6.9999         12        85,959,055       12.11      7,163,255         1.32          6.875        106.2           76.53
  7.0000 - 7.2499         29       127,278,551       17.93      4,388,916         1.40          7.122        113.1           70.73
  7.2500 - 7.4999         31       245,113,573       34.53      7,906,889         1.33          7.382        114.7           72.27
  7.5000 - 7.7499         21       165,941,174       23.37      7,901,961         1.42          7.588        113.5           70.83
  7.7500 - 7.9999          9        39,988,269        5.63      4,443,141         1.42          7.907        116.2           72.24
  8.0000 - 8.2499          2        12,183,564        1.72      6,091,782         1.55          8.015        109.4           72.90
  8.2500 - 8.4999          1         9,916,145        1.40      9,916,145         1.39          8.250        105.0           61.98
  8.7500 - 8.9999          1         5,593,086        0.79      5,593,086         1.24          8.790        117.0           71.25
                         ---      ------------      ------

TOTAL/WTD. AVG.          108      $709,933,417      100.00%    $6,573,458         1.37X         7.368%       113.0           72.18%
                         ===      ============      =======

------------------- ------------- -------------- ------------ -------------- ------------- ------------- -------------- ------------

--------------------------------------------------------------------------------
                  DISTRIBUTION OF REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------

                                                                                                            WEIGHTED
                                                                                                             AVERAGE       WEIGHTED
                                                  PERCENTAGE                                  WEIGHTED      REMAINING      AVERAGE
RANGE OF REMAINING    NUMBER OF                  OF AGGREGATE     AVERAGE                     AVERAGE        TERM TO       CUT-OFF
AMORTIZATION TERMS    MORTGAGE       CUT-OFF     CUT-OFF DATE     CUT-OFF       WEIGHTED      MORTGAGE      MATURITY       DATE LTV
(MOS)                   LOANS      DATE BALANCE     BALANCE     DATE BALANCE  AVERAGE DSCR      RATE          (MOS)         RATIO
------------------- -------------- ------------- -------------- ------------- ------------- ------------- -------------- -----------
  201 - 220                1         $2,301,664       0.32%      $2,301,664        1.14x        7.800%       220.0            74.25%
  221 - 240                3          8,761,904       1.23        2,920,635        1.23         7.225        149.9            76.95
  281 - 300               16         97,501,781      13.73        6,093,861        1.41         7.478        119.6            74.07
  301 - 320                1          9,000,000       1.27        9,000,000        1.27         6.800        117.0            76.92
  321 - 340                4         33,447,536       4.71        8,361,884        1.27         6.770        117.0            78.61
  341 - 360               83        558,920,533      78.73        6,733,982        1.38         7.394        110.6            71.30
                         ---       ------------     ------

TOTAL/WTD. AVG.          108       $709,933,417     100.00%      $6,573,458        1.37X        7.368%       113.0            72.18%
                         ===       ============     =======

------------------- -------------- ------------- -------------- ------------- ------------- ------------- -------------- -----------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                      PERCENTAGE                                             AVERAGE       WEIGHTED
                                                          OF         AVERAGE                   WEIGHTED     REMAINING      AVERAGE
                         NUMBER OF                    AGGREGATE      CUT-OFF     WEIGHTED      AVERAGE       TERM TO       CUT-OFF
RANGE OF ORIGINAL TERM    MORTGAGE    CUT-OFF DATE     CUT-OFF        DATE        AVERAGE      MORTGAGE      MATURITY      DATE LTV
TO MATURITY (MOS)          LOANS         BALANCE     DATE BALANCE    BALANCE       DSCR          RATE         (MOS)         RATIO
----------------------- ------------- -------------- ------------- ------------ ------------ ------------- ------------- -----------
41 - 60                       3        $18,445,982       2.60%     $6,148,661        1.31x       7.392%         53.2         75.78%
81 - 100                      6         31,348,163       4.42       5,224,694        1.26        7.317          78.5         76.81
101 - 120                    95        642,211,045      90.46       6,760,116        1.38        7.367         114.6         72.01
121 - 140                     1          9,667,182       1.36       9,667,182        1.58        7.200         121.0         52.26
221 - 240                     2          4,946,927       0.70       2,473,463        1.13        7.800         223.2         76.15
281 - 300                     1          3,314,119       0.47       3,314,119        1.00        7.690         287.0         93.36
                            ---       ------------     ------

TOTAL/WTD. AVG.             108       $709,933,417     100.00%     $6,573,458        1.37X       7.368%        113.0         72.18%
                            ===       ============     =======

----------------------- ------------- -------------- ------------- ------------ ------------ ------------- ------------- -----------


--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                      PERCENTAGE                                             AVERAGE       WEIGHTED
                                                          OF        AVERAGE                    WEIGHTED     REMAINING      AVERAGE
                         NUMBER OF                    AGGREGATE    CUT-OFF                     AVERAGE       TERM TO       CUT-OFF
RANGE OF REMAINING        MORTGAGE    CUT-OFF DATE     CUT-OFF     DATE          WEIGHTED      MORTGAGE      MATURITY      DATE LTV
TERMS TO MATURITY (MOS)    LOANS         BALANCE     DATE BALANCE   BALANCE    AVERAGE DSCR      RATE         (MOS)         RATIO
----------------------- ------------- -------------- ------------- ----------- ------------- ------------- ------------- -----------
51 - 60                       3        $18,445,982       2.60%     $6,148,661       1.31x        7.392%         53.2         75.78%
71 - 80                       3         18,324,862       2.58       6,108,287       1.25         7.491          76.7         76.78
81 - 90                       3         13,023,301       1.83       4,341,100       1.27         7.071          81.0         76.85
101 - 110                     7         59,399,693       8.37       8,485,670       1.46         7.786         108.6         71.12
111 - 120                    88        582,811,351      82.09       6,622,856       1.37         7.325         115.2         72.10
121 - 130                     1          9,667,182       1.36       9,667,182       1.58         7.200         121.0         52.26
211 - 220                     1          2,301,664       0.32       2,301,664       1.14         7.800         220.0         74.25
221 - 230                     1          2,645,262       0.37       2,645,262       1.13         7.800         226.0         77.80
281 - 290                     1          3,314,119       0.47       3,314,119       1.00         7.690         287.0         93.36
                            ---        -----------    -------

TOTAL/WTD. AVG.             108       $709,933,417     100.00%     $6,573,458       1.37X        7.368%        113.0         72.18%
                            ===       ============     =======

----------------------- ------------- -------------- ------------- ----------- ------------- ------------- ------------- -----------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                     PERCENTAGE      AVERAGE                   WEIGHTED      REMAINING     AVERAGE
                         NUMBER OF                  OF AGGREGATE     CUT-OFF     WEIGHTED      AVERAGE        TERM TO     CUT-OFF
                         MORTGAGE    CUT-OFF DATE   CUT-OFF DATE      DATE        AVERAGE      MORTGAGE      MATURITY     DATE LTV
AMORTIZATION TYPE          LOANS        BALANCE        BALANCE       BALANCE       DSCR          RATE          (MOS)        RATIO
------------------------ ----------- -------------- -------------- ------------ ------------ ------------- -------------- ----------
Amortizing Balloon (a)       98      $634,689,762       89.40%     $6,476,426        1.38x        7.388%       111.3          72.40%
Hyperamortizing               7        66,982,609        9.44       9,568,944        1.34         7.126        112.1          68.71
Fully Amortizing              3         8,261,046        1.16       2,753,682        1.08         7.756        248.8          83.05
                           ----      ------------      ------
TOTAL/WTD. AVG.             108      $709,933,417      100.00%     $6,573,458        1.37X       7.368%        113.0          72.18%
                            ===      ============      =======
------------------------ ----------- -------------- -------------- ------------ ------------ ------------- -------------- ----------

(a) Includes seven loans with interest only periods of up to 60 months (8.06% of UPB).

--------------------------------------------------------------------------------
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                     PERCENTAGE                                              AVERAGE       WEIGHTED
                                                         OF         AVERAGE                    WEIGHTED     REMAINING      AVERAGE
                         NUMBER OF                   AGGREGATE      CUT-OFF                    AVERAGE       TERM TO       CUT-OFF
                         MORTGAGE    CUT-OFF DATE     CUT-OFF        DATE        WEIGHTED      MORTGAGE      MATURITY      DATE LTV
PREPAYMENT PROVISION       LOANS        BALANCE     DATE BALANCE    BALANCE    AVERAGE DSCR      RATE         (MOS)         RATIO
----------------------- ------------ -------------- ------------- ------------ ------------- ------------- ------------- -----------
Defeasance                  106      $695,572,542      97.98%     $6,562,005        1.37x        7.372%        113.9         72.09%
Greater of YM or 1% of        2        14,360,876       2.02       7,180,438        1.27         7.161          72.1         76.39
                            ---      ------------      -----
TOTAL/WTD. AVG.             108      $709,933,417     100.00%     $6,573,458        1.37X        7.368%        113.0         72.18%
                            ===      ============     =======
----------------------- ------------ -------------- ------------- ------------ ------------- ------------- ------------- -----------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
                           3301 SOUTH NORFOLK STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $33,500,000         $33,420,707

% OF POOL BY UPB          4.71%

ORIGINATOR:               GMAC Commercial Mortgage Corporation
                          ("GMACCM")

NOTE DATE:                September 28, 2001

INTEREST RATE:            7.500%

AMORTIZATION:             30 years

MATURITY DATE:            October 5, 2011

BORROWER/SPONSOR:         Sea-Tuk Warehouse, LLC, a bankruptcy remote, special
                          purpose entity sponsored by Associated Grocers, Inc.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance

CROSS-COLLATERALIZATION/  NAP / NAP
DEFAULT:

ADDITIONAL FINANCING:     None

CASH MANAGEMENT:          Hard Lockbox

RESERVES                  Upfront:
                          --------
                          The loan was structured with a $3,500,000 TI/LC deposit at closing in the form of a Letter of Credit. With further monthly deposits, this reserve is scheduled to grow to approximately $6,000,000 by the end of the loan's term.

                          Immediate Repairs:              $76,250
                          Real Estate Tax:                $55,656
                          Insurance:                      $74,297

                          Monthly:
                          --------
                          Real Estate Tax:                $55,656
                          Insurance:                      $50,347
                          TI/LC:                          $20,834
                          Replacement:                    $12,915
------------------------------------------------------------------



-------------------------------------------------------------------
                       PROPERTY INFORMATION
-------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Industrial

LOCATION:                      Seattle, WA

YEAR BUILT / RENOVATED:        1955-1991 / Ongoing

THE COLLATERAL:                A 1,033,211 square foot industrial
                               distribution center, whose single
                               tenant is Associated Grocers, Inc.,
                               under a bondable NNN lease expiring
                               in July 2031. The property consists
                               of eight primary buildings and
                               additional ancillary buildings.

PROPERTY MANAGEMENT:           The property is self-managed by
                               Associated Grocers, Inc.

CURRENT OCCUPANCY (09/27/01):  100%

UNDERWRITTEN NET CASH FLOW:    $4,596,529

APPRAISED VALUE:               $54,000,000

APPRAISAL DATE:                June 5, 2001

CUT-OFF DATE LOAN/SF:          $32.35

CUT-OFF DATE LTV:              61.89%

BALLOON LTV:                   54.80%

UWNCF DSCR:                    1.64x
-------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
                             SOUTHLAKE TOWN SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $22,760,000         $22,686,317

% OF POOL BY UPB:         3.20%

ORIGINATOR:               Archon Financial, LP ("Archon")

NOTE DATE:                August 24, 2001

INTEREST RATE:            7.370%

AMORTIZATION:             30 years

MATURITY DATE:            September 1, 2011

BORROWER:                 SL Venture West II, L.P., a bankruptcy
                          remote, special purpose entity.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance

CROSS-COLLATERALIZATION/  NAP / NAP
DEFAULT:

ADDITIONAL FINANCING:     None

CASH MANAGEMENT:          None

RESERVES:                 Upfront
                          --------
                          Real Estate Tax:               $340,614
                          Insurance:                      $15,233

                          Monthly
                          --------
                          Real Estate Tax:                $42,577
                          TI/LC:                           $8,500
                          Replacement:                     $1,173
                          Insurance:                       $1,693
------------------------------------------------------------------



------------------------------------------------------------------
                      PROPERTY INFORMATION
------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Anchored Retail

LOCATION:                      Southlake, TX

YEAR BUILT / RENOVATED:        1998 - 2001 / NAP

THE COLLATERAL:                A 140,699 square foot open air
                               retail center which surrounds the
                               City of Southlake Town Hall and
                               County Courthouse.

PROPERTY MANAGEMENT:           The property is managed by Cooper
                               & Stebbins, L.P.

CURRENT OCCUPANCY (12/31/01):  96%

UNDERWRITTEN NET CASH FLOW:    $2,392,128

APPRAISED VALUE:               $28,600,000

APPRAISAL DATE:                July 2, 2001

CUT-OFF DATE LOAN / SF:        $161.24

CUT-OFF DATE LTV:              79.32%

BALLOON LTV:                   70.06%

UWNCF DSCR:                    1.27x
------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                           FIVE LARGEST TENANTS BASED ON ANNUALIZED BASE RENT
--------------------------------- ----------------- --------------- ---------------- --------------------
                                       LEASE          TENANT GLA                      APPROXIMATE % OF
TENANT                            EXPIRATION DATE     (SQ. FT.)        % OF GLA        TOTAL BASE RENT
------                            ---------------     ---------        --------        ---------------
--------------------------------- ----------------- --------------- ---------------- --------------------
Container Store                       2/28/12            23,976           17.04%            15.70%
--------------------------------- ----------------- --------------- ---------------- --------------------
Harold's Stores of Texas              3/31/11             6,131            4.36              5.90
--------------------------------- ----------------- --------------- ---------------- --------------------
Mi Cocina                             6/30/09             5,782            4.11              4.36
--------------------------------- ----------------- --------------- ---------------- --------------------
Williams Sonoma                       1/31/09             5,000            3.55              4.27
--------------------------------- ----------------- --------------- ---------------- --------------------
Corner Bakery                         3/31/09             4,626            3.29              3.84
                                                          -----            ----              ----
--------------------------------- ----------------- --------------- ---------------- --------------------
TOTAL                                                    45,515           32.35%            34.08%
--------------------------------- ----------------- --------------- ---------------- --------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
                            LAKEWOOD SHOPPING PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $21,000,000         $20,921,669

% OF POOL BY UPB          2.95%

ORIGINATOR:               GMACCM

NOTE DATE:                August 2, 2001

INTEREST RATE:            7.450%

AMORTIZATION:             30 Years

MATURITY DATE:            August 5, 2011

BORROWER:                 Lakewood Plaza 9 Associates, L.P., a
                          bankruptcy remote, special purpose
                          entity, sponsored by Kramont Realty
                          Trust (NYSE: KRT).

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance

CROSS-COLLATERALIZATION/  NAP / NAP
DEFAULT:

ADDITIONAL FINANCING:     None

CASH MANAGEMENT:          Springing Lockbox

RESERVES:                 Upfront
                          --------
                          Real Estate Tax:                $71,370
                          Insurance:                       $9,900

                          Monthly
                          --------
                          TI/LC:                          $10,058
                          Replacement:                     $2,531

------------------------------------------------------------------


------------------------------------------------------------------
                      PROPERTY INFORMATION
------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Anchored Retail

LOCATION:                      Lakewood, NJ

YEAR BUILT / RENOVATED:        1969-1972 & 1994 / 1999

THE COLLATERAL:                A 203,099 square foot
                               neighborhood shopping center.

PROPERTY MANAGEMENT:           The property is managed by the
                               Kramont Operating Partnership.

CURRENT OCCUPANCY (10/03/01):  100%

UNDERWRITTEN NET CASH FLOW:    $2,315,968

APPRAISED VALUE:               $28,000,000

APPRAISAL DATE:                May 17, 2001

CUT-OFF DATE LOAN / SF:        $103.01

CUT-OFF DATE LTV:              74.72%

BALLOON LTV:                   66.17%

UWNCF DSCR:                    1.32x
------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                           FIVE LARGEST TENANTS BASED ON ANNUALIZED BASE RENT
---------------------------------------------------------------------------------------------------------
                           LEASE                                                      APPROXIMATE % OF
TENANT                 EXPIRATION DATE     TENANT GLA (SQ. FT.)        % OF GLA        TOTAL BASE RENT
------                 ---------------     --------------------        --------        ---------------
---------------------- ---------------- --------------------------- ---------------- --------------------
Shoprite                   2/28/10                 76,577                 37.70%            42.07%
---------------------- ---------------- --------------------------- ---------------- --------------------
Odd Job Trading            7/31/02                 13,451                  6.62              7.30
---------------------- ---------------- --------------------------- ---------------- --------------------
Staples (a)                2/28/09                 14,890                  7.33              5.12
---------------------- ---------------- --------------------------- ---------------- --------------------
R&S Strauss Inc.          12/31/07                 13,790                  6.79              4.99
---------------------- ---------------- --------------------------- ---------------- --------------------
D&K Stores, Inc.           1/1/05                   8,088                  3.98              3.62
                                                    -----                  ----              ----
---------------------- ---------------- --------------------------- ---------------- --------------------
TOTAL                                             126,796                 62.43%            63.10%
---------------------- ---------------- --------------------------- ---------------- --------------------

(a) Staples subleases its space to three subtenants (Judaica Plaza, DE Jones, and Rainbow Store)


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
                              BOCA INDUSTRIAL PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------


                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $20,000,000         $19,914,126

% OF POOL BY UPB          2.81%

ORIGINATOR:               German American Capital Corporation

NOTE DATE:                June 28, 2001

INTEREST RATE:            7.450%

AMORTIZATION:             30 years

MATURITY DATES:           July 1, 2011

BORROWER/SPONSOR:         Boca Industrial Park, Ltd., a
                          bankruptcy remote, special purpose
                          entity.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance

CROSS-COLLATERALIZATION/  NAP / NAP
DEFAULT:

ADDITIONAL FINANCING:     None

CASH MANAGEMENT:          Springing Lockbox

RESERVES                  Upfront:
                          --------
                          At closing the Borrower posted two letters of credit in the amounts of $2,000,000 and $500,000. The $2,000,000 earnout letter of credit is to be released upon the achievement of a 1.25x DSCR on a trailing twelve-month basis. The $500,000 leasing letter of credit is to be released upon the leasing of certain vacant space at the property.

                          Real Estate Taxes:             $262,214
                          Insurance:                      $28,156


                          Monthly:
                          --------
                          Real Estate Taxes:              $29,135
                          Insurance:                      $14,078
                          Replacement:                     $6,434
                          Rollover:                        $9,008
------------------------------------------------------------------


------------------------------------------------------------------
                      PROPERTY INFORMATION
------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Industrial

LOCATION:                     Boca Raton, FL

YEAR BUILT / RENOVATED:       1984 / NAP

THE COLLATERAL:               A 386,846 sf industrial / flex
                              property located in Boca Raton, FL.

PROPERTY MANAGEMENT:          The property is managed by Danburg
                              Management Corporation, an affiliate of the borrower.

CURRENT OCCUPANCY (10/2/01):  91%

AGGREGATE UNDERWRITTEN NET    $1,922,933
CASH FLOW:

APPRAISED VALUE:              $27,000,000

APPRAISAL DATE:               June 7, 2001

CUT-OFF DATE LOAN/SF:         $51.48

CUT-OFF DATE LTV (a):         66.35%

BALLOON LTV:                  65.36%

UWNCF DSCR (b):               1.25x
------------------------------------------------------------------
(a)  Based on the cut-off date balance net of the earnout letter of credit.
(b)  Based on the release conditions stipulated in the earnout letter of credit.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
                              HOLMES HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $16,740,000         $16,680,254

% OF POOL BY UPB          2.35%

ORIGINATOR:               GMACCM

NOTE DATE:                July 16, 2001

INTEREST RATE:            7.610%

AMORTIZATION:             30 years

MATURITY DATE:            August 5, 2011

BORROWER:                 ACRE HPC, LLC, a bankruptcy remote,
                          special purpose entity.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance

CROSS-COLLATERALIZATION/  NAP / NAP
DEFAULT:

ADDITIONAL FINANCING:     None

CASH MANAGEMENT:          Soft Lockbox

RESERVES:                 Upfront:
                          --------
                          Real Estate Taxes:               $8,685
                          Insurance:                       $5,347
                          TI/LC:                         $700,000
                          Immediate Repairs:              $30,000

                          Monthly:
                          --------
                          Real Estate Taxes:               $2,171
                          Insurance:                         $795
                          Replacement / TI/LC (a):         $8,333
------------------------------------------------------------------
(a) Once funds in the replacement reserve equal or exceed $62,500 additional monthly deposits will be deposited into the TI/LC reserve.

------------------------------------------------------------------
                      PROPERTY INFORMATION
------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Industrial

LOCATION:                       Milford, MA

YEAR BUILT / RENOVATED:         2000 / NAP

THE COLLATERAL:                 A two-story, 90,000 square foot
                                office building and a one-story,
                                327,000 square foot
                                warehouse/R&D building.

PROPERTY MANAGEMENT:            The property is self-managed by
                                the Holmes Product Group, Inc.

CURRENT OCCUPANCY (05/31/01):   100%

UNDERWRITTEN NET CASH FLOW:     $1,925,667

APPRAISED VALUE:                $24,300,000

APPRAISAL DATE:                 April 9, 2001

CUT-OFF DATE LOAN/SF:           $40.00

CUT-OFF DATE LTV:               68.64%

BALLOON LTV:                    61.02%

UWNCF DSCR:                     1.36x
------------------------------------------------------------------

(a) Once funds in the replacement reserve equal or exceed $62,500 additional monthly deposits will be deposited into the TI/LC reserve.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. Deutsche Banc Alex. Brown Inc. and Goldman, Sachs & Co. do not provide accounting, tax or legal advice, In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Deutsche Banc Alex. Brown Inc. or Goldman, Sachs & Co. imposing any limitation of any kind.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.